EXHIBIT 10.41
                                                                   -------------




                                  May 16, 2001


United International Properties, Inc.
4643 South Ulster Street; Suite 1300
Denver, Colorado 80237

UnitedGlobalCom, Inc.
4643 South Ulster Street; Suite 1300
Denver, Colorado 80237

Re:  Exercise and sale of options to pay promissory notes (non-purpose)

Ladies and Gentlemen:

     This letter agreement is in reference to the following promissory notes (the "Notes") executed and delivered by The Fries Family Partnership LLLP ("Borrower") to United International Properties, Inc. ("Lender"): (a) that Promissory Note (Non-Purpose Credit), dated November 22, 2000, in the principal amount of US$431,250; (b) that Promissory Note (Non-Purpose Credit), dated December 21, 2000, in the principal amount of US$290,625; and (c) that Promissory Note (Non-Purpose Credit), dated April 4, 2001, in the principal amount of US$177,512, which Notes are secured by, among other things, (collectively, the "Options") (i) stock options to purchase 100,000 shares of Class A common stock of UnitedGlobalCom, Inc. (the "Company"), granted by the Company to Michael T. Fries ("MTF") on December 17, 1999, (ii) stock options to purchase 1,000,000 shares of Class A common stock of the Company, granted by the Company to MTF on December 6, 2000, subject to the Company's shareholders approving an increase in the number of shares available under the Company's 1993 Stock Option Plan, and (iii) stock options to purchase 120,000 shares of Class A common stock of the Company, granted by the Company to MTF on September 18, 1998. In addition, the Notes provide for the termination of the Options (as defined below) at the Lender's option upon the occurrence of certain defaults under the Notes.

     MTF has delivered to the Lender undated option exercise notices executed in blank by MTF (the "Exercise Letters"), pursuant to which the Lender may cause MTF to exercise some or all of the Options and direct the Company to sell such Options and apply the proceeds: (a) first to the payment of the option exercise price; (b) next to pay any required withholding of income, employment and other taxes with respect to the exercise of such Options; and (c) next to the payment of the Notes.

     1.   AUTHORIZATION AND INSTRUCTION OF MTF.

          (a) MTF hereby authorizes the Lender to complete and date the Exercise Letters and submit the Exercise Letters to the Company from time to time and at any time for purposes of causing MTF to exercise some or all of the Options.

          (b) MTF hereby authorizes and instructs the Company: (i) to accept the Exercise Letters when submitted by the Lender to the Company; (ii) to sell the shares of stock covered by the Options exercised pursuant to the Exercise Letters and apply the proceeds of such sale as described in the Exercise Letters, including, without limitation, to remit the proceeds of the sale to Lender as described in Section 3 of the Exercise Letters; and
     (iii) to cancel those Options granted to MTF that are specified by the Lender in the Default Notice (as defined below).

     2. AGREEMENT OF THE COMPANY. The Company hereby agrees: (i) to accept the Exercise Letters when submitted by the Lender; (ii) to sell the shares covered by the Options described in the Exercise Letters when submitted by the Lender and apply the proceeds of such a sale as described in the Exercise Letters; and
(iii) upon receipt by the Company of a written notice (a "Default Notice") from the Lender which states that Borrower is in default under one or more of the Notes, to cancel those Options granted to MTF that are specified by the Lender in the Default Notice as authorized in Section 1(b) above. Upon receipt by the Company of any request from MTF regarding an exercise of Options, the Company further agrees to sell the shares covered by such Options and apply the proceeds of such a sale as set forth in this letter agreement as if the Lender had delivered an Exercise Notice to the Company.

     3. AGREEMENT OF LENDER. Lender agrees: (a) to accept the proceeds of the sale remitted by the Company to Lender pursuant to Section 2 above; (b) to apply such proceeds towards payment of outstanding amounts owing under the Notes; and
(c) to remit to MTF any remaining proceeds after application to payment in full of all outstanding amounts owing under the Notes.

     4. MISCELLANEOUS. This letter agreement constitutes the entire understanding between the parties with respect to the subject matter contained herein and supersedes all prior discussions or prior agreements and understandings relating to such subject matter. This letter agreement can not be altered or amended, nor any rights hereunder be waived, except by an instrument in writing and executed by the party or parties to be charged with such amendment or waiver. This letter agreement shall be binding upon the parties hereto and, except as otherwise prohibited, their respective successors and assigns. This letter agreement may be delivered by facsimile or similar transmission and shall be valid as an effective and binding agreement. This letter agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to any conflict of laws provisions thereof. This letter agreement may be executed in counterparts and shall become operative when each party has executed and delivered at least one counterpart.

              [REMAINING PORTION OF PAGE INTENTIONALLY LEFT BLANK]

                                      Very truly yours,

                                      MICHAEL T. FRIES


                                      By: /s/ Michael T. Fries
                                          --------------------------------------
                                      Date: 5-16-01
                                           -------------------------------------



AGREED TO AND ACCEPTED
this 16 day of May, 2001

UNITED INTERNATIONAL PROPERTIES, INC.


By: /s/ Ellen P. Spangler
   -------------------------------------------------
Name: Ellen P. Spangler
     -----------------------------------------------
Title: Vice President
      ----------------------------------------------


AGREED TO AND ACCEPTED
this 16 day of May, 2001

UNITEDGLOBALCOM, INC.


By: /s/ Ellen P. Spangler
   -------------------------------------------------
Name: Ellen P. Spangler
     -----------------------------------------------
Title: SR. Vice President
      ----------------------------------------------